UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2016
ZOE'S KITCHEN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36411 (Commission File Number)	51-0653504 (I.R.S. Employer Identification No.)

5760 State Highway 121, Suite 250
Plano, Texas 75024
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 436-8765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01            Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On April 11, 2016, Zoe’s Kitchen, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The decision to dismiss PwC was approved by the Audit Committee of the Company’s Board of Directors.

The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 28, 2015 and December 29, 2014 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 29, 2014 and December 28, 2015 and the subsequent interim period through April 11, 2016, there were (a) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements for such years, and (b) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except as follows. As previously reported in our Annual Report on Form 10-K for the fiscal year ended December 29, 2014 ("2014 Form 10-K"), for the fiscal quarter ended October 6, 2014, it was concluded that a material weakness existed in our internal control over financial reporting. This weakness related to the lack of adequately documented accounting policies and procedures. Management subsequently completed all necessary documentation as well as related training. As disclosed in the 2014 Form 10-K, management concluded that this material weakness was remediated as of December 29, 2014.

The Company has provided PwC with a copy of the foregoing disclosures and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not they agree with the statements made herein. A copy of PwC’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On April 14, 2016, the Audit Committee of the Company’s Board of Directors appointed  Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending December 26, 2016, effective immediately. During the fiscal years ended December 29, 2014 and December 28, 2015 and the subsequent interim period through April 14, 2016, the Company did not consult with Deloitte regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.     Description
16.1            Letter from PricewaterhouseCoopers LLP to the SEC dated April 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOE'S KITCHEN, INC.

Date: April 15, 2016

By:	/s/ Sunil Doshi
Name: Sunil Doshi
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description
16.1            Letter from PricewaterhouseCoopers LLP to the SEC dated April 15, 2016.